UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 20, 2005
                                                    ---------------------------



                          GENELABS TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           California                         0-19222                                 94-3010150
---------------------------------- ------------------------------- --------------------------------------------------
 (State or other jurisdiction of      (Commission File Number)             (IRS Employer Identification No.)
         incorporation)

          505 Penobscot Drive, Redwood City, California                                  94063
------------------------------------------------------------------ --------------------------------------------------
            (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code          (650) 369-9500
                                                        -----------------------

-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 20, 2005, Genelabs Technologies, Inc. ("Genelabs" or the "Company") received a staff determination letter from The Nasdaq Stock Market ("Nasdaq") stating that the Company had not regained compliance with the $1.00 minimum closing bid price requirement set forth in Marketplace Rule 4450(a)(5). The determination letter further states that the Company's common stock would be delisted on September 29, 2005, unless the Company requests a hearing to appeal the determination to delist its common stock to a Nasdaq Listing Qualification Panel. Genelabs plans to file such an appeal with Nasdaq and, pursuant to Marketplace Rule 4820(a), the Company's common stock will continue to trade on the Nasdaq National Market until the Listing Qualifications Panel reaches a decision regarding delisting.

If the Company's appeal is unsuccessful, Genelabs intends to apply to transfer its common stock to the Nasdaq SmallCap Market. Genelabs currently complies with the requirements for listing on the Nasdaq SmallCap Market with the exception of the $1.00 minimum closing bid price requirement, although the Company cannot provide assurance that it will continue to meet the requirements for listing on the Nasdaq SmallCap Market. The determination letter provides Genelabs with an additional grace period through March 16, 2006 for compliance with the minimum closing bid price requirement if its listing is transferred to the Nasdaq SmallCap Market, during which Genelabs may effect the reverse stock split previously approved by the Company's shareholders, if necessary.

Separately, the Company was advised by Nasdaq that as of September 7, 2005, Genelabs regained compliance with Marketplace Rule 4450 as, for a 10 consecutive trading day period, the Company's market value of listed securities was above the amount required to comply with Continued Listing Standard 2 of The Nasdaq National Market's Marketplace Rule 4450(b). Nasdaq had previously advised the Company on August 11, 2005 that it did not comply with Marketplace Rule 4450(a)(3) and the subsequent correspondence from Nasdaq has closed this matter.

A copy of the press release announcing Genelabs' plan to appeal the determination letter is attached as Exhibit 99.1 hereto.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

99.1 Press Release of Registrant, dated September 26, 2005, entitled "Genelabs Plans to Appeal Staff Determination Letter from Nasdaq Regarding its Listing on the Nasdaq National Market System"

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      GENELABS TECHNOLOGIES, INC.



                                      By: /s/ Matthew M. Loar
                                          ------------------------------------
                                      Name:  Matthew M. Loar
                                      Title: Chief Financial Officer
Date:  September 26, 2005

                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1 Press Release of Registrant, dated September 26, 2005, entitled "Genelabs Plans to Appeal Staff Determination Letter from Nasdaq Regarding its Listing on the Nasdaq National Market"